Exhibit 10.1

AMENDED AS OF SEPTEMBER 13, 2002

MAXWELL SHOE COMPANY INC.

1994 STOCK INCENTIVE PLAN

SECTION 1. PURPOSE OF PLAN

The purpose of this 1994 Stock Incentive Plan (this “Plan”) of Maxwell Shoe Company Inc., a Delaware corporation (the “Company”), is to enable the Company and its subsidiaries to attract, retain and motivate their employees and consultants by providing for or increasing the proprietary interests of such employees and consultants in the Company, and to enable the Company to attract, retain and motivate its nonemployee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interests of such directors in the Company.

SECTION 2. PERSONS ELIGIBLE UNDER PLAN

Any person, including any director of the Company, who is an employee of or consultant to the Company or any of its subsidiaries (an “Employee”) shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder. Any director of the Company who is not an Employee (a “Nonemployee Director”) shall automatically receive Nonemployee Director Options (as hereinafter defined) pursuant to Section 4 hereof, but shall not otherwise participate in this Plan.

SECTION 3. AWARDS

(a) The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with an Employee that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Class A Common Stock, par value $.01 per share, of the Company (“Common Shares”) or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the “grant” of an “Award.”

(b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

(c) Common Shares may be issued pursuant to an Award for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.

(d) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

(i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, or such recipient’s tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

(A) the delivery of previously owned shares of capital stock of the Company (including “pyramiding”) or other property, provided that the Company is not then prohibited from purchasing or acquiring shares of its capital stock or such other property, or

(B) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Award.

(ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 8 hereof;

(iii) a provision required in order for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an “Incentive Stock Option”), provided that the recipient of such Award is eligible under the Internal Revenue Code to receive an Incentive Stock Option; or

(iv) a provision allowing the recipient of an Award to irrevocably authorize a broker approved in writing by the Corporation to sell Common Shares to be acquired through exercise of an Award and remitting to the Corporation a sufficient portion of the sale proceeds to pay the entire exercise price and any federal and state withholding resulting from such exercise (a “Cashless Exercise”); provided, however, that, notwithstanding anything in this Plan to the contrary, (A) the Corporation shall only deliver such Common Shares at or after the time the Corporation receives full payment for such Common Shares, (B) the exercise price for such Common Shares will be due and payable to the Corporation no later than one business day following the date on which the proceeds from the sale of the underlying Common Shares are received by the authorized broker, (C) in no event will the Corporation directly or indirectly extend or maintain credit, arrange for the extension of credit or renew any extension of credit, in the form of a personal loan or otherwise, in connection with a Cashless Exercise and (D) in no event shall the recipient of an Award enter into any agreement or arrangement with a brokerage or similar firm in which the proceeds received in connection with a Cashless Exercise will be received by or advanced to such recipient before the date the shares underlying the Award are delivered or released by the Corporation.

(e) Notwithstanding any other provision of this Plan, no Employee shall be granted options for in excess of 300,000 shares of Common Stock, subject to adjustment pursuant to Section 8 hereof, during any one calendar year.

(f) Notwithstanding any other provision of this Plan, any Award granted under this Plan shall comply with the following provisions:

(i) the exercise price per Common Share of such Award shall not be less than 100% of the Fair Market Value (as hereinafter defined) of a Common Share at the time the Award is granted; provided, however that the exercise price per Common Share in connection with the grant of an Award for a number of Common Shares in an aggregate amount up to 10% of the aggregate number of Common Shares authorized for grant under this Plan may be less than the Fair Market Value of a Common Share at the time the Award is granted, as determined by the Committee (as hereinafter defined);

(ii) with respect to Awards of restricted stock (A) that have a vesting restriction period based solely on the duration of employment, such vesting restriction period shall be for no less than three years from the date the Award is granted and (B) that have a vesting restriction period based on performance criteria, such vesting restriction period shall be for no less than one year from the date the Award is granted; and

(iii) with respect to Awards of restricted stock granted in lieu of salary or bonus compensation, such restricted stock Award shall be identified as such and no duplicate payment of such salary and bonus compensation shall be made by the Company.

(g) Notwithstanding any other provision of this Plan to the contrary neither the purchase price of any Award nor any withholding obligations thereunder shall be paid by the delivery of a promissory note.

(h) In connection with the exercise of any Award, payment by the recipient shall be due the date that the Common Shares underlying the Award are delivered.

(i) In connection with the exercise of an Award, in no event shall the Corporation deliver the Common Shares underlying an Award before the Corporation receives payment therefor.

(j) Notwithstanding any other provision of this Plan, Awards shall only be deemed to be exercised when both the following shall have occurred: (1) the delivery to the Corporation of a written notice of such exercise, and (2) the payment in full of the aggregate purchase price for the Common Shares or other property issuable pursuant to such Award and any tax withholding obligation (if applicable) with respect to such issuance.

SECTION 4. NONEMPLOYEE DIRECTOR OPTIONS

(a) Each person who becomes a Nonemployee Director after the effective date of this Plan shall automatically be granted, upon becoming a Nonemployee Director, a Nonemployee

Director Option to purchase 5,000 Common Shares. Each year, on the first business day following the date of the annual meeting of stockholders of the Company, or any adjournment thereof, at which directors of the Company are elected, each Nonemployee Director shall automatically be granted an option (a “Nonemployee Director Option”) to purchase 5,000 Common Shares.

(b) If, on any date upon which Nonemployee Director Options are to be automatically granted pursuant to this Section 4 (a “Date of Grant”), the number of Common Shares remaining available for option under this Plan is insufficient for the grant to each Nonemployee Director of a Nonemployee Director Option to purchase the entire number of Common Shares specified in this Section 4, then a Nonemployee Director Option to purchase a proportionate amount of such available number of Common Shares (rounded to the nearest whole share) shall be granted to each Nonemployee Director on such date.

(c) Each Nonemployee Director Option granted under this Plan shall be exercisable in full upon the Date of Grant of such Nonemployee Director Option.

(d) Each Nonemployee Director Option granted under this Plan shall expire upon the first to occur of (i) the second anniversary of the date upon which the optionee shall cease to be a Nonemployee Director; or (ii) the tenth anniversary of the Date of Grant of such Nonemployee Director Option. Notwithstanding the foregoing, effective November 1, 1999, Section 4(d)(i) shall not apply to a Nonemployee Director Option granted to a Nonemployee Director who has served on the Company’s Board of Directors (the “Board”) for five or more years as of the date he or she ceases to be a Nonemployee Director.

(e) Each Nonemployee Director Option shall have an exercise price equal to the greater of (i) the aggregate Fair Market Value on the Date of Grant of such option of the Common Shares subject thereto or (ii) the aggregate par value of such Common Shares on such date.

(f) Payment of the exercise price of any Nonemployee Director Option granted under this Plan and the optionee’s tax withholding obligation, if any, with respect to such Nonemployee Stock Option shall be due the date the Common Shares underlying the Nonemployee Director Option are delivered; provided, however, that the payment of such exercise price and/or tax withholding may instead be made, in whole or in part, by any one or more of the following:

(i) in full in cash, at or before the time the Corporation delivers the Common Shares underlying such Nonemployee Director Option;

(ii) by the delivery of previously owned shares of capital stock of the Corporation, at or before the time the Corporation delivers the Common Shares underlying such Nonemployee Director Option; provided that the Corporation is not then prohibited from purchasing or acquiring shares of its capital stock or such other property;

(iii) by a Cashless Exercise, pursuant to Section 3(d)(iv); or

(iv) by a combination of any of the above.

(g) The “Fair Market Value” of a Common Share or other security on any date (the “Determination Date”) shall be equal to the closing price per Common Share or unit of such other security on the business day immediately preceding the Determination Date, as reported in The Wall Street Journal, Western Edition, or, if no closing price was so reported for such immediately preceding business day, the closing price for the next preceding business day for which a closing price was so reported, or, if no closing price was so reported for any of the 30 business days immediately preceding the Determination Date, the average of the high bid and low asked prices per Common Share or unit of such other security on the business day immediately preceding the Determination Date in the over-the- counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”) or such other system then in use, or, if the Common Shares or such other security were not quoted by any such organization on such immediately preceding business day, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Shares or such other security selected by the Board.

(h) All outstanding Nonemployee Director Options shall terminate upon the first to occur of the following:

(i) the dissolution or liquidation of the Company;

(ii) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company’s domicile solely within the United States) as a result of which the outstanding securities of the class then subject to such outstanding Nonemployee Director Options are exchanged for or converted into cash, property and/or securities not issued by the Company, unless such reorganization, merger or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board and the terms of such reorganization, merger or consolidation shall provide that such Nonemployee Director Options shall continue in effect thereafter and shall be exercisable to acquire the number and type of securities or other consideration to which the Nonemployee Directors would have been entitled had they exercised such Nonemployee Director Options immediately prior to such reorganization, merger or consolidation; or

(iii) the sale of all or substantially all of the property and assets of the Company.

(i) Each Nonemployee Director Option shall be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during the optionee’s lifetime only by the optionee or the optionee’s guardian or legal representative.

(j) Nonemployee Director Options are not intended to qualify as Incentive Stock Options.

SECTION 5. STOCK SUBJECT TO PLAN

(a) The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan shall not exceed 1,650,000, subject to adjustment as provided in Section 8 hereof.

(b) The aggregate number of Common Shares issued and issuable pursuant to all Awards (including Incentive Stock Options) and Nonemployee Director Options granted under this Plan shall not exceed 1,650,000, subject to adjustment as provided in Section 8 hereof.

(c) For purposes of Section 5(b) hereof, the aggregate number of Common Shares issued and issuable pursuant to all Awards and Nonemployee Director Options granted under this Plan shall at any time be deemed to be equal to the sum of the following:

(i) the number of Common Shares that were issued prior to such time pursuant to Awards and Nonemployee Director Options granted under this Plan, other than Common Shares that were subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

(ii) the number of Common Shares that were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Awards or as payment of the recipient’s tax withholding obligation with respect to such issuance; plus

(iii) the maximum number of Common Shares issuable at or after such time pursuant to Awards and Nonemployee Director Options granted under this Plan prior to such time.

SECTION 6. DURATION OF PLAN

Neither Awards nor Nonemployee Director Options shall be granted under this Plan after January 30, 2004. Although Common Shares may be issued after January 30, 2004 pursuant to Awards and Nonemployee Director Options granted prior to such date, no Common Shares shall be issued under this Plan after January 30, 2014.

SECTION 7. ADMINISTRATION OF PLAN

(a) This Plan shall be administered by a committee of the Board (the “Committee”) consisting of two or more directors, each of whom is a “disinterested person” (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time).

(b) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

(i) adopt, amend and rescind rules and regulations relating to this Plan;

(ii) determine which persons are Employees and to which of such Employees, if any, Awards shall be granted hereunder;

(iii) grant Awards to Employees and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

(iv) determine the terms and conditions of the Nonemployee Director Options that are automatically granted hereunder, other than the terms and conditions specified in Section 4 hereof;

(v) determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof; and

(vi) interpret and construe this Plan and the terms and conditions of all Awards and Nonemployee Director Options granted hereunder.

SECTION 8. ADJUSTMENTS

If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards and Nonemployee Director Options theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards and Nonemployee Director Options thereafter granted under this Plan, and (c) the maximum number of Common Shares for which options may be granted during any one calendar year.

SECTION 9. AMENDMENT AND TERMINATION OF PLAN

The Board may amend or terminate this Plan at any time and in any manner, subject to the following limitations:

(a) no such amendment or termination shall deprive the recipient of any Award or Nonemployee Director Option theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto;

(b) Section 4 hereof shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder; and

(c) if an amendment to this Plan would (i) materially increase the benefits accruing to participants under this Plan, (ii) materially increase the maximum number of Common Shares available for grant under this Plan or (iii) materially modify the requirements for eligibility under this Plan, such amendment shall be subject to approval by the affirmative votes of the holders of a majority of the Common Shares of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware.

SECTION 10. EFFECTIVE DATE OF PLAN

This Plan shall be effective as of January 30, 1994, the date upon which it was approved by the Board; provided, however, that no Common Shares may be issued under this Plan until it has been approved, directly or indirectly, by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware.